EXHIBIT  32


        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report of Dan River Inc. (the "Company") on Form 10-Q for the period ending June 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer and Chief Financial Officer of the Company hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.



                             /s/ Joseph L. Lanier,Jr.
                             --------------------------------------
                             Joseph L. Lanier, Jr., Chief Executive Officer


                             /s/ Barry F. Shea

                             --------------------------------------
                             Barry F. Shea, Chief Financial Officer




                                                   August 12, 2003